EXHIBIT 10.3

                                OPTION ASSIGNMENT

     This OPTION ASSIGNMENT, dated as of October 15, 2007, by Great Point Partners, LLC ("Assignor") in favor of Biomedical Value Fund, L.P. ("BMVF") and Biomedical Offshore Value Fund, Ltd. ("BOVF", and together with BMVF, the "Assignees").

     WHEREAS, pursuant to that certain Option Agreement, dated as of October 12, 2007, by and among Assignor, Sean McDevitt, Pat Lavecchia, John Voris, Wayne Yetter and John Pierre Milton (the "Founders Option Agreement"), Assignor acquired options (the "Founders Options") to purchase 1,500,000 shares of Common Stock, par value $.0001 per share ("Common Stock"), of HAPC, Inc. ("HAPC");

     WHEREAS, pursuant to that certain Option Agreement, dated as of October 12, 2007 (the "FTN Option Agreement"), by and between Assignor and FTN Midwest Securities Corp., Assignor acquired options (the "FTN Options", and together with the Founders Options, the "Options") to purchase warrants to purchase 1,666,666 shares of Common Stock of HAPC;

     WHEREAS, BMVF and BOVF are affiliates of Assignor;

     WHEREAS, Assignor desires to assign to BOVF (a) its rights and obligations pursuant to the Founders Option Agreement with respect to 810,000 Founders Options and (b) its rights and obligations pursuant to the FTN Option Agreement with respect to 899,999.64 FTN Options (together, the "BOVF Options");

     WHEREAS, Assignor desires to assign BMVF (a) its rights and obligations to pursuant to the Founders Option Agreement with respect to 690,000 Founders Options and (b) its rights and obligations pursuant to the FTN Option Agreement with respect to 766,666.36 FTN Options (together, the "BMVF Options");

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   ASSIGNMENT.

               a. Effective as of the date hereof, Assignor hereby transfers, conveys and assigns to BOVF, its successors and assigns, to have and to hold, forever, all right, title and interest in and to the BOVF Options, free and clear of all liens, encumbrances, pledges, mortgages, charges, security interests or other restrictions of any nature whatsoever ("Encumbrances");

               b. Effective as of the date hereof, Assignor hereby transfers, conveys and assigns to BMVF, its successors and assigns, to have and to hold, forever, all right, title and interest in and to the BMVF Options, free and clear of all Encumbrances;

     2. FURTHER ASSURANCES. The Assignor shall at any time and from time to time, upon the reasonable request of either Assignee, do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged or delivered, all such further acts, deeds, transfers, conveyances, assignments, powers of attorney or assurances as may be required for the better transferring, assigning, conveying, granting, assuring and confirming to such Assignee, or for aiding and assisting in the exercise of the Options assigned to it hereunder, (and, in the case of the FTN Options, the exercise of the underlying warrants) or the sale, assignment, transfer, conveyance of or creation of an Encumbrance upon the Options assigned to it hereunder or the securities underlying such Options, or to vest in such Assignee good, valid and marketable title to such Options, free and clear of any Encumbrances.

     3. ATTORNEY IN FACT. The Assignor hereby irrevocably constitutes and appoints each Assignee and its successors and assigns, the true and lawful attorney of the Assignor with full power of substitution, in the name of the Assignor, on behalf of and for the benefit of such Assignee, to exercise the Options assigned to it hereunder, to institute and prosecute, in the name of the Assignor or otherwise, all proceedings which such Assignee may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Options assigned to it hereunder, to defend and compromise any and all actions, suits or proceedings in respect of such Options, and to do all such acts and things in relation thereto as such Assignee may deem advisable. The Assignor acknowledges and agrees that the foregoing powers are coupled with an interest and shall be irrevocable by the Assignor directly or indirectly by the dissolution of the Assignor or otherwise, or in any manner or for any reason. The Assignor further agrees that each Assignee shall retain for its own account any monies, securities or other items of value received by it (including, without limitation, upon exercise of the options or, in the case of the FTN Options, upon exercise of the underlying warrants) pursuant to the foregoing powers, and the Assignor shall as soon as reasonably practicable, but in any event no later than five (5) days after receipt of such monies, securities or other items of value, transfer to such Assignee, if and when received, any such monies, securities or other items of value (all of which, if any, when so received, being deemed to have been received and held in trust solely for the benefit of such Assignee).

     4. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provisions.

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


     IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the date above first written.

                                              GREAT POINT PARTNERS, LLC


                                              By: /s/ David Gerber
                                                  ------------------------
                                                  Name: David Gerber
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED:

BIOMEDICAL VALUE FUND, L.P.


By: /s/ David Gerber
    -----------------------------
Name: David Gerber
Title: Chief Financial Officer


BIOMEDICAL OFFSHORE VALUE FUND, LTD.


By: /s/ David Gerber
    -----------------------------
Name: David Gerber
Title: Chief Financial Officer



                      [SIGNATURE PAGE TO OPTION ASSIGNMENT]


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